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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 4, 2002

PACIFIC CENTURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

1-6887
Commission file number

Delaware (State of incorporation)	99-0148992 (IRS Employer Identification No.)
130 Merchant Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (zip code)

(808) 537-8430
(Registrant's telephone number, including area code)

Item 5. Other Events

(a)
Exhibit 99.1

    Press Release: Richard Dahl, President of Bank of Hawaii Announcement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2002	PACIFIC CENTURY FINANCIAL CORPORATION
	By:	/s/ MICHAEL E. O'NEILL (Signature)
Michael E. O'Neill Chairman and Chief Executive Officer

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SIGNATURE